EXHIBIT 99.1


                            FELDMAN SHERB & CO., P.C.
                                805 THIRD AVENUE
                          NEW YORK, NEW YORK 10022-7613






September 4, 2001



Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, NW
Washington, DC 20549

Dear Sir or Madam:

We have read Item 4 in the Form 8-K for Alloy Steel International, Inc., with date of report of August 14, 2001 and filed with the Securities and Exchange Commission, August 16, 2001, and are in agreement with the statements contained therein insofar as they relate to our firm. We have no basis of agreeing or disagreeing with the statements made in paragraph (a)(2) relating to the appointment of new independent accountants.

Very truly yours,


/s/ Feldman Sherb & Co., P.C.


Feldman Sherb & Co., P.C.